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                                                                   EXHIBIT 10.25


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         Securities and Exchange Commission. Asterisks denote omissions.

                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT




         _______________________________________________________________


         _______________________________________________________________




                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT



                         BETWEEN ASPECT MEDICAL SYSTEMS



                                       AND



                             HEWLETT-PACKARD COMPANY



                          Effective Date: Oct 01, 1999






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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT



GENERAL

     This Distribution Agreement between Aspect Medical Systems (referred to herein as "AMS"), with its principal offices at 2 Vision Drive, Natick, MA 01760-2059 and Hewlett-Packard Company (referred to herein as "HP") with its offices at 3000 Minuteman Rd. Andover, MA 01810 (the "Parties") is effective Oct 01, 1999 ("Effective Date").

     WHEREAS AMS manufactures medical products and seeks to establish a distribution channel in certain territories, and,

     WHEREAS HP manufactures and distributes medical products and seeks to distribute additional products to its customers; and,

     WHEREAS AMS desires to appoint HP as an authorized Distributor in certain territories of certain medical products, accessories and related goods to be supplied by AMS and HP desires to accept such appointment.

     THEREFORE HP agrees to purchase and AMS agrees to sell such Products upon the following terms and conditions:

ARTICLE 1. DEFINITIONS

     The following terms have the meaning indicated here when used in this
     Agreement:

     "AFFILIATE": Any person, firm, corporation, other legal entity which controls or is controlled by or under common control with either AMS or HP.

     "DISTRIBUTOR": HP.

     "EXHIBITS": Documents attached to, incorporated by reference in, or added to this Agreement at a later date.

     "PRICES": Net US$ prices at which AMS shall sell Products to HP as set forth in EXHIBIT 1.

     "PRODUCTS": All medical products, supplies, accessories, parts and related goods listed in EXHIBIT 1 as well as any and all updates, enhancements, follow-on or related products that the parties mutually agree to add to
     Exhibit 1.

     "TERRITORIES": Countries and locations as set forth in EXHIBIT 2.

ARTICLE 2. APPOINTMENT

     2.1 AMS hereby appoints HP as a non-exclusive Distributor for the Products in the Territories.

     2.2 Distributor may make sales outside the Territories if, and only if, prior written permission is given by AMS, which shall not be unreasonably withheld, and the product meets the regulatory requirements of the Territory.

     2.3 AMS agrees and confirms that Distributor may sub-contract any or all of its obligations hereunder pursuant to ARTICLE 7.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     2.4 Distributor agrees to exert its reasonable commercial efforts to promote, sell and support the Products to ultimate users of the Products.

     2.5 The obligations set forth herein are in lieu of any "best efforts" or similar obligation.

ARTICLE 3. RELATIONSHIP

     3.1 The relationship of Distributor to AMS shall be that of an independent contractor engaged in purchasing Products from AMS for resale to Distributor's customers.

     3.2 Nothing contained in this Agreement shall be deemed to create a partnership or joint venture between the Parties. Neither the making nor the performance of this Agreement shall be construed in any manner to have established a joint venture or partnership.

     3.3 Neither Party shall hold itself out as the agent of the other, nor shall they incur any indebtedness or obligations in the name of, or which shall be binding on the other, without the prior written consent of the other. Each Party assumes full responsibility for its own personnel under laws and regulations of the governmental authorities of the competent jurisdiction.

ARTICLE 4. AGREEMENT PRECEDENCE AND DOCUMENTS

     4.1 This Agreement supersedes any previous communication, representations, or agreements between the Parties, whether oral or written, regarding transactions hereunder.

     4.2 All Exhibits attached to the Agreement shall be deemed a part of this Agreement and incorporated herein. Terms that are defined in this Agreement, and used in any Exhibit, have the same meaning in the Exhibit as in this Agreement. The following Exhibits are hereby made a part of this
     Agreement:

                               Exhibit 1 - Products and Prices
                               Exhibit 2 - Territories
                               Exhibit 3 - General Provisions
                               Exhibit 4 - Product Support Requirements

ARTICLE 5. TERM OF AGREEMENT


     The term of this Agreement shall be for the period October 01, 1999 to September 30, 2001 inclusive. This Agreement will remain in effect until expiry unless terminated earlier as provided in ARTICLE 6. In the event of such expiration or any early termination, this Agreement shall continue to apply to all orders previously accepted by AMS unless cancelled by Distributor pursuant to ARTICLE 6.


ARTICLE 6. TERMINATION

     6.1 Not withstanding ARTICLE 5 above, this Agreement is terminable by either party at any time after the expiry of the first year with or without cause [**].

     6.2 To the extent permitted by law, if either Party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other Party may terminate this Agreement immediately upon notice to the other party and may cancel any unfulfilled obligations.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     6.3 If either Party hereto shall fail to perform any of the obligations imposed upon it under the terms of this Agreement, the other Party may terminate the Agreement upon three months written notice. Such termination shall be effective three months after deposit of the notice in the mail unless the other Party cures the breach within such three month period.

     6.4 Distributor shall immediately cease to be an authorized AMS distributor upon the effective date of termination of this Agreement. Distributor shall thereafter refrain from representing itselfas an authorized AMS distributor and from using any AMS trademark or trade name.

     6.5 [**].

ARTICLE 7. ASSIGNMENT AND MODIFICATION OF AGREEMENT

     7.1 During the term of this Agreement, the rights of the Distributor under this Agreement shall not be assigned nor shall the performance of Distributor's duties hereunder be delegated, without the other AMS's prior written consent which shall not be unreasonably withheld except either Distributor may assign this Agreement (i) to an Affiliate that is an Affiliate as of date of execution of this Agreement or (ii) to an Affiliate whose assets consist entirely of the assets of an Affiliate or Affiliates that were Affiliates as of the date of execution of this Agreement (collectively the "permitted assignees").

     7.2 An assignment of such rights for purpose of Section 7.1 shall include any transaction including but not limited to, any merger, consolidation or purchase of stock that results in a third party that is not a permitted assignee controlling, directly or indirectly, a legal entity that holds such rights. For purpose of this provision, the term "control" shall mean the beneficial ownership, directly or indirectly, of fifty per cent (50%) or more of voting shares of such entity. In the event of a change in control by AMS, AMS shall give HP prompt notice and this Distribution Agreement shall survive the change in control.

     7.3 No sale, assignment or other transfer of any rights of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement. Any assignment shall not relieve the assigning Party of its responsibility for obligations hereunder.

     7.4 Except as set forth in Article 7.5 below, modifications of this Agreement shall be effective and binding only if agreed in writing and executed by respective duly authorized representative of each of the Parties hereto.

     7.5 Distributor may, at its option, delete Products from individual Territories.

     7.6 Neither Party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

     7.7 This Agreement may be assigned by HP to any new company that is formed which essentially contains the elements of HP's measurement businesses.

ARTICLE 8. PRICES AND PAYMENTS

     8.1 Distributor sets the end user selling prices at the sole judgement of the Distributor.

     8.2 Prices, which Distributor shall pay AMS for the Products purchased, shall be the prices appearing in the EXHIBIT 1.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     Demonstration Prices for the AS2000 System will be $[**]. Demonstration Prices for the BIS Sensor will be [**].

     [**] the date of this Agreement. If there are additions or changes to Products, Distributor will have the right to purchase these products and prices will be established and Exhibits so revised.

     8.3 Prices include the Product, labeling, packaging, freight, duties and insurance to the F.O.B point of Leiden, Netherlands.

     8.4 [**] under this Agreement. [**]

     8.5 Orders issued by Distributor with requested or acknowledged delivery dates within thirty (30) days after the effective date of any price change will be billed at the lower price. This includes backlog and orders already placed but have not received acknowledged delivery dates.

     8.6 Payment shall be in U.S. dollars with a [**] discount if paid within [**] ays fully payable without discount in net thirty days, after the later of receipt by Distributor of an invoice or the corresponding Products. Invoices must include details such as HP order number, HP product numbers and quantities as reference. Distributor may deduct from AMS invoices any monies owned to Distributor.

     8.7 In competitive situations or as part of a large order, Distributor and AMS may agree on a special price arrangement and split the cost of additional discounts.

ARTICLE 9. SHIPMENT AND DELIVERY

     9.1 Distributor will submit written (fax or electronic) orders to AMS after receipt from the customer. Acknowledgment of delivery date will be received by Distributor within no more than five work days. Distributor will not be obligated to stock Products. Distributor may without charge postpone, decrease, increase or cancel any order by notice to AMS, if such notice is given at least ninety days prior to the delivery date. Distributor may without charge decrease any order by a maximum of [**] by notice to AMS, if such notice is given within ninety days prior to the delivery date.

     9.2 AMS will make every reasonable effort to meet delivery within [**] days or the date quoted or acknowledged. AMS shall give Distributor prompt notice of any prospective failure to meet the acknowledged delivery date. If AMS fails to deliver Products for [**] days beyond the agreed delivery date, Distributor may cancel such orders without charge.

     9.3 Distributor may request changes in delivery dates, quantity and configuration for Products appearing on its orders at no charge provided written notice of said changes is received by AMS at least [**] working days prior to requested date.

     9.4 Upon Distributor's request with the necessary information, AMS shall evaluate special requests for suitability of software or suitability of a particular hardware interface between Products and hardware/software used by Distributor's customers and inform Distributor of the result within a reasonable time.

     9.5 AMS shall provide a packing list with Distributor's purchase order number, HP product numbers (the HP equivalent of AMS's part numbers), serial numbers, quantity shipped and date shipped with each unit shipped. If applicable, the packing list should also provide lot number, batch number or any shelf life information (ie. datecode).


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     9.6 AMS shall preserve, package, handle, and pack Products so as to protect the Products from loss or damage, in conformance with good commercial practice, government regulations, and other applicable requirements. AMS shall mark the exterior of the boxes with the associated Product and serial numbers of the contents. AMS shall be responsible for any loss or damage due to its failure to properly preserve, package, handle, or pack Products. Distributor shall not be required to assert any claims for such loss or damage against the common carrier involved. AMS will ship Products in the final packaging as intended to be received by the end user as ordered

     9.7 Title to Products and risk of loss or damage will pass to Distributor when Products are delivered to the defined Distributor location specified in EXHIBIT 3- General Provisions.

     9.8 Distributor will be the exporter of record and obtains duty drawback rights to Products. If Products delivered under this Agreement are imported, AMS shall when possible allow Distributor to be the importer of record. If Distributor is not the importer of record and AMS obtains duty drawback rights to the Products, AMS shall, upon Distributor's request, provide Distributor with documents required by the customs authorities of the country of receipt to prove importation and transfer duty drawback rights to Distributor

     9.9 Items missing in shipment will be promptly replaced and shipped at no charge to Distributor.

ARTICLE 10. ADVERTISING, PROMOTIONS, TRADEMARKS AND COPYRIGHTED MATERIAL

     10.1 AMS agrees to provide sample quantities of current or new sales literature, artwork, advertising materials, promotional plans and other information or programs reasonably related to this Agreement. Distributor specific literature and advertising will be the responsibility of Distributor.

     10.2 AMS together with Distributor will evaluate requirements and define promotional plans to which both will adhere. AMS will also provide recommended reference sites and will actively pursue clinical evaluations and the development of local/country reference sites and clinical trials.

     10.3 AMS hereby grants Distributor a revocable license to use any AMS trademark or trade name associated with the Products solely in the advertisement and promotion of the Products during the term of this Agreement. Except as provided in this paragraph, Distributor shall have no right, title or interest in or to any patent, trademark of trade name belonging to AMS.

     10.4 AMS hereby grants Distributor a revocable license to reproduce materials provided to Distributor by AMS as is reasonable for promotion, demonstration, sale and support of AMS Products, including but not limited to posting such materials on the Internet, Intranet, or web.

ARTICLE 11. SALES AND SUPPORT

     11.1 HP will provide AMS with a forecast of [**] projected sales unit volumes. Quantities listed in such correspondence between the Parties are only estimates made as an accommodation for planning purposes and do not constitute a commitment to purchase such quantity. Distributor may revise any forecasts in its sole discretion. [**] within this Agreement.

     11.2 Distributor agrees to purchase demonstration Product and to maintain trained staff capable of demonstrating and selling the Products. AMS agrees to provide, at its costs, reasonable sales training and material and support to the Distributor. Distributor agrees to participate in AMS's sales and marketing meetings, Product and competitive training courses or product launch meetings as mutually


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     agreed upon. AMS agrees to provide sales training in a mutually agreeable location each six (6) months and upon product launch if sooner.

     11.3 Distributor agrees to maintain trained staff capable of supporting the Products. AMS agrees to provide, at no charge, reasonable service training and support. Distributor agrees to participate in AMS's service training programs. AMS undertakes to provide initial technical service training prior to the time both Parties agree that distribution into the Territory is to commence. Thereafter Distributor will send technicians to update technical knowledge as mutually agreed upon.

     11.4 AMS shall provide documentation to enable Distributor to establish the support plan and deliver support services for the Products and Territories. The product support plan shall prepared by both Parties and agreed upon prior to the time distribution is to commence. AMS shall support the Distributor with service information, parts (as provided in Section 11.5), training and technical and clinical assistance and back-up support by letter, fax, e-mail or telephone as appropriate.

     11.5 Distributor agrees to purchase necessary spare parts and test equipment to support systems installed in Territories. Spare parts to support in-warranty repairs will be replaced for Distributor at no cost. Out-of-warranty spare parts are at Distributor's cost.

     11.6 Distributor shall use its reasonable efforts to handle and resolve feedback from its customers. AMS shall have ultimate responsibility for resolution of Product related issues. Problems that can not be resolved locally will be escalated in accordance with ARTICLE 26.

ARTICLE 12. QUALITY ASSURANCE

     12.1 AMS agrees to maintain ISO9001, EN46001 and Directive 93/42/EEC Annex II certification status and compliance with the Food and Drug Administration's (FDA) Quality System Regulation, the Medical Device Directive and/or appropriate regulations that apply to countries within and outside the European Union. As manufacturer, AMS will comply with all applicable regulations and standards that pertain to manufacturers for Products and Territories set forth herein.

     12.2 Distributor will, from time to time, inform AMS of applicable regulations in the Territories and AMS shall ensure that Products comply with all such regulations.

     12.3 Upon request, AMS agrees to furnish to Distributor any information required to enable the Distributor to comply with all applicable regulations and standards that pertain to distributors for Products and Territories set forth herein.

     12.4 If the Products and/or Territories covered in this Agreement are modified, then AMS will maintain compliance with local regulations where Products are manufactured and where Products are sold prior to the time that both Parties agree that the distribution is to commence.

ARTICLE 13.  MODIFICATION OF PRODUCTS

     13.1 All Products marketed by Distributor shall be sold only in the form as packaged by AMS. Distributor shall not alter or change Product or its package, prior to sale.

     13.2 AMS shall not, without the Distributor's prior written consent, make any process or design changes affecting regulatory status or Product specifications of Products in the Territories

     13.3 AMS will affix "Distributed by Hewlett-Packard" labels as requested by Distributor.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     13.4 AMS shall provide Distributor written notice of all Product discontinuances [**] months prior to the last order date.

     13.5 AMS agrees [**].

ARTICLE 14. EXPORT CERTIFICATION, PRODUCT REGISTRATION AND LOCALIZATION

     14.1 Upon request, AMS shall provide at its own costs and expenses export certificates issued by US Government and other documents that are necessary for import and sale of the Products in the defined Territories. As required by governments of any Territory, AMS agrees to site inspections of AMS's factory.

     14.2 AMS shall obtain and maintain at its costs all such Product registrations that are necessary for demonstration and sale of Products as required by law in the defined Territories.

     14.3 AMS shall comply with all applicable regulatory requirements for Product localization, including labeling and documentation as required in countries agreed to by AMS and HP.

     14.4 Upon mutual agreement, Distributor may provide Product registration and/or localization assistance. In the case of documentation localization, all master documentation is maintained and controlled, for the purpose of quality system compliance, by AMS.

ARTICLE 15. IMPORT LICENSES AND EXPORT CONTROLS

     15.1 AMS shall be responsible for obtaining and maintaining any export license(s) required for delivery of the Products to Distributor under this Agreement.

     15.2 Upon Distributor's request, AMS shall provide an appropriate certification stating the country of origin for Products, sufficient to satisfy the requirements of (i) the customs authorities of the country of ultimate destination, (ii) any applicable export licensing regulations, including those of the United States, and (iii) requirements for duty drawback.

     15.3 AMS shall mark every Product (or the Product's container if there is not room on the Product itself) with the country of origin. AMS shall, in marking the Products, comply with the requirements of the customs authorities of the country of ultimate destination. For each shipment of Products of US origin issue a certificate specifying the US Export Control Classification Number (ECCN number). Products must not be resold, exported or re-exported in violation of the US Export Administration Act.

ARTICLE 16. WARRANTY AND LIMITATION OF REMEDIES

     16.1. The Products listed on the attached Exhibits are covered by a [**] written warranty starting from the date of delivery of the Products to Distributor (the "User Warranty"). Such Products shall be referred to as the "Warranty Products".

     16.2 Distributor will supply a copy of the User Warranty with each Warranty Product sold herein.

     16.3 If Distributor finds that any Product is defective prior to its sale by Distributor, Distributor shall contact an authorized AMS representative and describe the defect. AMS will grant approval, provide the values for customs purposes, and a return authorization number for repair or replacement of the


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     Product. Distributor undertakes to quote the authorization number on all documentation that accompanies Products being returned. Distributor should ensure that equipment is suitably packed for export and that accurate values, as specified by AMS, are used in documentation. These defective units will be promptly replaced at no charge to Distributor.

     16.4 After AMS approves the return of the defective units, AMS will inform Distributor as to the return location and send return labels to Distributor or advise all details by electronic means.

     16.5 AMS shall be entitled to verify the reason for the return and to determine in its discretion whether to replace (rather than repair) the unit. AMS shall not repair or replace units free of charge if the failure is due to any of the following reasons:

                    i Damage from abuse or misuse;
                    ii Attempted repair by unauthorized service center; or iii Repossession

     16.6 For any Product repaired or replaced under warranty, the warranty period will terminate at the end of the original warranty period as provided in Article 16.1 or no less than six (6) months after the repair or replacement.

     16.7 AMS warrants that no Product provided hereunder shall be adulterated or misbranded, with the meaning of the Federal Food, Drug, and Cosmetic Act.

     16.8 AMS warrants that the Products provided herein will be "Year 2000 Compliant". Year 2000 Compliant Products will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant Products will not cause any associated products or systems in which they may be used to fail in any of the ways described above.

     16.9 AMS warrants that that all Products shall (i) conform strictly to its specifications, , (ii) be free from defects in design, material, and workmanship when used for their proper and intended purposes, and (iii) be free from all liens, encumbrances, and other claims against title.

     16.10 In addition to warranties specified above, where an exceptionally high failure rate occurs [**]. Product Support Requirements), AMS undertakes to apply additional resources to return the failure rate to normal as soon as reasonably practicable. AMS shall reimburse Distributor for costs incurred by Distributor in case of such abnormal failures. Failure is defined as a situation where the end user cannot fully utilize the Product.

ARTICLE 17. IN-WARRANTY REPAIR

     17.1 AMS shall cover parts costs and Distributor shall cover labor costs for field repair during the warranty period as set forth in ARTICLE 16.1. In such case, Distributor may purchase replacement parts for no charge from AMS.

     17.2 If Warranty Products are returned to AMS, then parts and labor costs for returned Products are covered by AMS. Distributor or its customer must pay for transportation, insurance and handling charges of shipment of Product to AMS for repair or replacement. Repaired or replaced Warranty Products will be returned to sender at AMS's expense

     17.3 Distributor shall perform installation services at Distributor's expense.


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ARTICLE 18. OUT OF WARRANTY REPAIR

     18.1 Distributor or its customer shall bear all shipping charges for out-of-warranty repairs.


     18.2 Repairs made by AMS outside of the warranty period shall be billed at the AMS repair charge set forth in EXHIBIT 1. Such out-of-warranty repairs will have a [* *] parts warranty.


     18.3. Out of warranty repairs performed by AMS will be formed at AMS's facility set forth in EXHIBIT 3.


     18.4 AMS shall provide technical support and make out of warranty repair parts for the Products available to Distributor, at Distributor's cost, for a term of [* *] after Distributor ships the last Product. If unable to provide such service and support, AMS shall provide Distributor with a mutually agreeable alternative. In the case of termination of this Agreement on any grounds other than a breach of this Agreement by Distributor, AMS shall at the request of Distributor guarantee a continued supply of Product and its updates or supply sufficient data regarding product reliability to allow for the possible incremental purchase of Product for the Distributor's standard [*] support life.


ARTICLE 19. COMPLAINTS, QUALITY RECORDS AND RECALLS

     19.1 Distributor will notify, in writing, AMS's quality assurance department of all Product complaints or any regulatory/conformance issues that may affect the marketability of Products. AMS shall notify the appropriate regulatory agent(s) if required and shall conduct any safety investigations or other necessary follow-up activities. Distributor will provide any information essential to such activities. AMS will promptly notify Distributor if corrective action is necessary in the Territory.

     19.2 Distributor shall keep records of the names and addresses of customers and Product serial numbers for the active Product life to enable Distributor to notify customers of Product safety information. Distributor shall maintain the following information when distributing AMS's Products:

               - Name and address of initial consignee
               - Identification of device and quantity of devices shipped
               - Date of shipment

     19.3 Upon request, Distributor will supply AMS a quarterly report of repairs, maintenance or service activity for Products. The report will include the product number, serial number, fault found, action taken and date of the activity.

     19.4 In the event of any recall of a Product required by a governmental agency for safety or efficacy reasons, or requested by Aspect at its sole discretion, which is the result of AMS's failure to supply Products that
     (1) conform in all material respects to the applicable published specifications or (2) are free from defects in material and workmanship (when given normal, proper and intended usage), AMS agrees to repair or replace at its own costs all Products subject to the recall and previously delivered to Distributor. AMS also agrees to consult with Distributor to establish a reasonable process for managing the recall and Aspect shall be responsible for all reasonable out-of-pocket expenditures incurred by Distributor (including, but not limited to shipping costs, labor and travel costs) that are consistent with the recall process agreed to by the Parties.. In the event the recall is not required by a governmental agency for safety or efficacy reasons, but is instead requested by AMS at its sole discretion, AMS will be responsible for determining the scope of the recall, including the number of units, timeframe for the recall, and criteria for completion. Distributor agrees to maintain all necessary sales records to facilitate the recall.


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ARTICLE 20. PRODUCT STEWARDSHIP

     20.1 AMS shall accept back, free of charge, any material including the Products and packaging returned freight prepaid by Distributor from any country that legally requires product take back from the user at the end of product life.

     20.2 AMS shall, upon request, provide available environmentally related information regarding materials included in Products and packaging that AMS ships to Distributor including material safety data sheets.

ARTICLE 21. FORCE MAJEURE

     No Party to this Agreement shall be liable for failure or delay of performance of any of its obligations hereunder if such failure or delay is due to causes beyond its reasonable control including, without limitation, natural disasters, fires, earthquake or storm, strikes, failures of public utilities or common carriers, acts of war, or intervention, acts restraints or regulations of any governmental authority including compliance with any order of any governmental considerations; provided that any such delay or failure shall be remedied by such Party as soon as possible after removal of the cause of such failure. A Party suffering such delay or which expects to suffer such delay shall promptly notify the other Party in writing of the cause and expected duration of such delay. In the event a delay lasts or is expected to last more than sixty (60) days the other Party shall have the option to terminate this Agreement upon written notice.

ARTICLE 22. CONFIDENTIALITY

     Both Parties agree to keep in confidence the terms and conditions of this Agreement.

 ARTICLE 23. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

     AMS shall, except as otherwise provided below, defend or settle any claim made or any suit proceeding brought against Distributor and its subsidiaries, assigns, subcontractors, and customers so far as it is based on an allegation that any Product furnished herein infringes a patent, utility model, industrial design, copyright, trade secret, mask work of trademark of the United States, or of the country where the Product is sold, if notified promptly in writing and given information, assistance and the sole authority to defend or settle same (at AMS's expense), and AMS shall pay all damages and costs finally awarded in any such suit or proceeding against Distributor. In case said Product is in such suit held to infringe and the use or sale of said Product is enjoined, or in the case of a settlement as referred to above, AMS shall have the option at its own expense, to procure for Distributor the right to continue using or selling said Product, or replace same with a non-infringing Product, or modify same so it becomes non-infringing; in the event that none of the previous options are commercially feasible, then AMS shall grant a refund to Distributor of the price paid by Distributor for any of such Products returned to AMS by Distributor. Notwithstanding anything to the contrary above, in no event shall AMS have any liability under this Section 23 for any such claims resulting from (a) modifications to the Products by anyone other than AMS where the unmodified Products do not infringe, (b) the combination of the Products with other products not provided by AMS, or (c) use of the Products for purposes for which they were not intended. The foregoing states the entire liability of AMS for infringement by Products furnished herein.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


ARTICLE 24. INDEMNITY AND LIMITATION OF LIABILITY

     24.1 AMS shall indemnify Distributor and its Affiliates from and against any and all liabilities, claims, demands, damages, costs and expenses or money judgements (including legal fees) incurred by or rendered against any of them from third party claims or actions for personal injury or property damage which arise out of a defect due to defective design, parts, packaging, labeling, faulty workmanship of Products of which AMS is the manufacturer or is the Party responsible for failure to warn except to the extent that such personal injuries or property damage arise out of Distributor's (or its Affiliates) negligence or breach of this Agreement (as set forth in herein).

     24.2 EXCEPT AS PROVIDED HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OF ANY KIND WHATSOEVER INCLUDING BUT NOT LIMITED TO LOST PROFITS, IN CONJUNCTION WITH OR ARISING OUT OF THE PERFORMANCE UNDER THIS AGREEMENT OR THE USE OR PERFORMANCE OF PRODUCTS AND SUPPORT SERVICES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. CONSEQUENTIAL LOSS FOR THE PURPOSES OF THIS AGREEMENT SHALL MEAN AND INCLUDE WITHOUT LIMITATION OF THE GENERAL STATEMENT EARLIER APPEARING, IN EACH CASE WHETHER ARISING IN TORT OR CONTRACT AND INCLUDING IN EACH CASE
     NEGLIGENCE:

               (a)  LOSS OF PROFITS;
               (b)  LOSS OF CONTRACTS;
               (c)  LOSS OF ANTICIPATED SAVINGS;
               (d)  LOSS OF DATA;
               (e)  LOSS OF BUSINESS;
               (f)  LOSS OF GOODWILL;
               (g)  LOSS OF REVENUE;
               (h) LOSS OF ORDERS; AND LOSSES ARISING PRIOR TO THE COMMENCEMENT OF THE CONTRACT ARE ALSO EXCLUDED.

     24.3 The above limitation of liability shall not apply to damages with respect to the indemnity for the infringement of intellectual property rights as provided in Article 23.

     24.4 This indemnity shall not be affected or terminated by reason of termination or expiration of this Agreement.

ARTICLE 25. INSURANCE

     Upon request, AMS shall provide evidence of product liability, general liability and property damage insurance against an insurable claim or claims, which might or could arise regarding AMS products purchased from AMS. Such insurance will contain a minimum limit of liability for bodily injury and property damage of not less than [**] US$.

ARTICLE 26. CONFLICT RESOLUTION

     26.1 The appointed representatives set forth in EXHIBIT 3- General Provisions shall address conflicts that arise relative to this Agreement. If these representatives can not resolve such conflicts, then AMS and the Distributor shall promptly establish a review board comprised of appropriate members of management from AMS and the Distributor to resolve the conflict.


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


     26.2 In the event that the review board of the Parties does not resolve a dispute within thirty (30) days from the date of escalation, then the Parties agree to consider seriously the use of mediation. Such mediation process shall be non-binding and voluntary. The Parties shall agree on the procedural aspects of the mediation, including the venue, during the time that the mediation is being considered.

     26.3 If the Parties do not attempt to resolve a dispute through the foregoing mediation process or upon failure of or withdrawal from such mediation process, then either of the Parties may elect to pursue any remedies available at law.

     26.4 The laws of Commonwealth of Massachusetts, USA, will govern any disputes arising in connection with this Agreement. AMS and HP hereby consent to the jurisdiction and venue of the courts located in the Commonwealth of Massachusetts.

ARTICLE 27. ADMINISTRATION AND NOTICES

     Any notices pursuant to this Agreement shall be sent to the address(s) specified Exhibit 3- General Provisions.

     By signing this document, the Parties below indicate their Agreement with and acceptance of this Agreement, including all Exhibits.

ARTICLE 28.

     Within [**] days following the [**] Aspect [**]. In the event that [**]. The Parties will agree [**]. HP will be responsible for providing Aspect with documentation,[**], the locations of such modules, and the dates of installation.

     SIGNATURES

     For Aspect Medical Systems              For Hewlett-Packard Company

     /s/ Neal Armstrong                      /s/ James A. Cyrier
     -----------------------------           ------------------------------

     Authorized Representative Signature     Authorized Representative Signature

     Name: Neal Armstrong                    Name: James A. Cyrier

     Title: Vice President and CFO           Title: Vice-President of Medical
                                                     Products Group Worldwide
                                                     Sales and Marketing

                                             /s/ Jay Mazelsky
                                             ------------------------------

                                             Authorized Representative Signature

                                             Name:  Jay Mazelsky

                                             Title: Medical Supplies General
                                                     Manager.

     Effective Date  Oct 01, 1999


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


                         EXHIBIT 1 - PRODUCTS AND PRICES

     The following Exhibit is attached to and form part of the Distribution
                Agreement between AMS and Hewlett-Packard Company

     Technical descriptions of Product are specified in AMS documents numbered:
     075-0002 (Operator's Manual) and 070-0015 (Service Manual)

--------------------------------------------------------------------------------------------------------------
      PART             DESCRIPTION                                      ESTIMATED YEARLY     LEAD     PRICE
--------------------------------------------------------------------------------------------------------------
AMS# 186-0075      A-2000 Monitoring System;                                  [**]           [**]      [**]


--------------------------------------------------------------------------------------------------------------
AMS# 186-0100      BIS Sensor                                                 [**]           [**]      [**]


--------------------------------------------------------------------------------------------------------------

     SERVICE REPAIR PARTS PRICES: (note: boards & displays are needed for support strategy Exh. 4)

     PART               DESCRIPTION                                             LEAD TIME              PRICE
--------------------------------------------------------------------------------------------------------------
   186-0067           BIS Sensor Interface Cable                                   [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   150-0037           Pole Clamp Assy                                              [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   185-0071           A-2000 Signal Converter                                      [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   140-0017           Main PCB Rev 3 Board                                         [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   140-0018           Interconnect Board - Rev 2                                   [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   195-0020           Power Boards Rev 2                                           [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   465-0012           Assembly EL Display                                          [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
                      Replacement Service Manual                                   [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------
   070-0015           Replacement Operators Manual                                 [**]                 [**]
                                                                                   ====                 ====
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT



                             EXHIBIT 2 - TERRITORIES

The following Exhibit is attached to and form part of the Distribution Agreement between AMS and Hewlett-Packard Company

Herein, the Territories are established for the above referenced Agreement.


                  ------------------------
                    REGIONS
                  ------------------------
                     [**]
                     ====
                  ------------------------
                     [**]
                  ------------------------
                     [**]
                  ------------------------


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


                         EXHIBIT 3 - GENERAL PROVISIONS

The following Exhibit is attached to and form part of the Distribution Agreement between AMS and Hewlett-Packard Company

Any notice pursuant to this Agreement should be sent certified mail to the Address(s) below:

Hewlett-Packard Company
3000 Minuteman Road
Andover, Massachusetts, USA 01810-1099

AMS's address

Ship-to address for Products from AMS to HP:

Invoice-to address for Products from AMS to HP:

For information concerning this Agreement, contact the appropriate person below:

----------------------------------------------------------------------------------------------
     AMS COMPANY ROLE:              NAME:              LOCATION:            PHONE NUMBER:
----------------------------------------------------------------------------------------------
     SALES MANAGER                  [**]               [**]                     [**]
----------------------------------------------------------------------------------------------
     QUALITY/ REGULATORY            [**]               [**]
     ASSURANCE MANAGER
----------------------------------------------------------------------------------------------
     SERVICE TECHNICAL              [**]               [**]                     [**]
     SUPPORT MANAGER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
     HP ROLE:                       NAME:             LOCATION:             PHONE NUMBER:
----------------------------------------------------------------------------------------------
     ALLIANCE MANAGER               [**]              [**]                      [**]
----------------------------------------------------------------------------------------------
     QUALITY/REGULATORY             [**]              [**]                      [**]
     ENGINEER
----------------------------------------------------------------------------------------------
     SERVICE TECHNICAL              [**]              [**]                      [**]
     SUPPORT MANAGER
----------------------------------------------------------------------------------------------
     ORDER FULFILLMENT              [**]              [**]                      [**]
     ENGINEER
----------------------------------------------------------------------------------------------
     PRODUCT MANAGER                [**]              [**]                      [**]
----------------------------------------------------------------------------------------------
     PROGRAM MANAGER                [**]              [**]                      [**]
----------------------------------------------------------------------------------------------


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                     MEDICAL PRODUCTS DISTRIBUTION AGREEMENT


                    EXHIBIT 4 - PRODUCT SUPPORT REQUIREMENTS

     The following Exhibit is attached to and form part of the Distribution
      Agreement between Aspect Medical Systems and Hewlett-Packard Company

     The following Exhibit establishes the support requirements for the A-2000 Monitoring System covered by this Agreement.

1.   GENERAL SUPPORT STRATEGY: The support strategy [**].

2.   [**].

3.   [**].

4.   [**].

5. AVERAGE PARTS COSTS PER FAILURE: The average parts cost per repair (board swap) is the price of the power board in Exhibit 1.

6. GUARANTEED PARTS AVAILABILITY: AMS will provide spare parts within 48 hours of receipt of order.

7. GUARANTEED RESPONSE TIME: AMS will provide response to escalated customer issues within [**] for safety-related issues or [**] otherwise.

8. REPAIR PARTS INVENTORY: AMS recommends spare parts stock of 2 boards and 2 displays for every 20 monitors sold.


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